UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2026

Bleichroeder Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43045	98-1888010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, Fl 47
New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-984-3835

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	BBCQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BBCQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BBCQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 27, 2026 (the “Closing Date”), Bleichroeder Acquisition Corp. II, a Cayman Islands exempted company (“Bleichroeder” or “Parent”), consummated the previously announced business combination pursuant to the Agreement and Plan of Merger, dated as of February 28, 2026 (as amended by Amendment No. 1 to the Agreement and Plan of Merger and Assignment and Assumption Agreement, dated as of May 26, 2026, Amendment No. 2 to the Agreement and Plan of Merger, dated as of June 25, 2026, and Amendment No. 3 to the Agreement and Plan of Merger, dated as of July 22, 2026, and as may be further amended from time to time, the “Business Combination Agreement”), by and among Bleichroeder, Bleichroeder Acquisition France Merger Sub 2, a société anonyme formed under the laws of the Republic of France (“Parent Merger Sub”), and Pasqal Holding SAS, a société par actions simplifiée formed under the laws of the Republic of France (“Pasqal”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination” and the consummation of the Business Combination is referred to herein as the “Closing.”

Pursuant to the Business Combination Agreement, on August 27, 2026, Bleichroeder merged with and into Parent Merger Sub (the “Reincorporation Merger”), with Parent Merger Sub surviving the Reincorporation Merger as the “Parent Surviving Corporation” (the effective time of the Reincorporation Merger, the “Reincorporation Merger Effective Time”), and Pasqal merged with and into the Parent Surviving Corporation (the “Merger” and, together with the Reincorporation Merger, the “Mergers”), with the Parent Surviving Corporation surviving the Merger as the “Surviving Corporation.” In connection with the Merger, the Parent Surviving Corporation changed its name to “Pasqal Holding SA” (in its capacity as the Surviving Corporation, “New Pasqal”).

Immediately prior to the Reincorporation Merger Effective Time, each unit of Bleichroeder issued and outstanding as of such time automatically detached, and the holder thereof was deemed to hold one Class A ordinary share, par value $0.0001 per share, of Bleichroeder (each, a “Bleichroeder Class A Ordinary Share”) and one-third of one redeemable warrant of Bleichroeder (each whole warrant, a “Bleichroeder Warrant”), which ceased separate existence and trading (the “Unit Separation”).

At the Reincorporation Merger Effective Time, (i) each Bleichroeder Warrant, including each Bleichroeder Warrant held as a result of the Unit Separation, ceased separate existence and trading and was converted into a warrant to purchase one ordinary share, par value €0.02 per share, of the Parent Surviving Corporation (the “Parent Surviving Corporation Ordinary Shares” and, following the Merger, the “New Pasqal Shares,” and such converted warrants, the “New Pasqal Warrants”), and (ii) each Bleichroeder Class A Ordinary Share (including each such share held as a result of the Unit Separation) and each Class B ordinary share, par value $0.0001 per share, of Bleichroeder (together with the Bleichroeder Class A Ordinary Shares, the “Bleichroeder Ordinary Shares”), in each case other than any dissenting shares, any shares held in treasury and any shares held by holders who validly exercised their redemption rights, was cancelled and automatically converted into one Parent Surviving Corporation Ordinary Share.

At the effective time of the Merger (the “Merger Effective Time”), (i) each issued and outstanding ordinary share of Pasqal (across its several classes) was exchanged for New Pasqal Shares based on an exchange ratio (the “Exchange Ratio”) calculated in accordance with the Draft Merger Agreement (as defined in the Business Combination Agreement) by reference to the relative values of Pasqal and the Parent Surviving Corporation (based on a deemed value of $10.00 per Parent Surviving Corporation Ordinary Share), and (ii) each outstanding equity warrant governed by French law (bons de souscription de parts de créateur d’entreprise) of Pasqal was assumed by New Pasqal and became exercisable for New Pasqal Shares, with the number of underlying shares adjusted to reflect the Exchange Ratio, on substantially the same terms and conditions as applied immediately prior to the Merger Effective Time, except as otherwise provided in the Draft Merger Agreement or as required by applicable law.

The foregoing description of the Business Combination and the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, dated as of February 28, 2026, which was filed as Exhibit 2.1 to Bleichroeder’s Current Report on Form 8-K reporting its entry into that agreement, and to Amendment No. 1 to the Agreement and Plan of Merger and Assignment and Assumption Agreement, dated as of May 26, 2026, Amendment No. 2 to the Agreement and Plan of Merger, dated as of June 25, 2026, and Amendment No. 3 to the Agreement and Plan of Merger, dated as of July 22, 2026, each of which was filed as Exhibit 2.1 to a subsequent Current Report on Form 8-K of Bleichroeder, and each of which is incorporated by reference herein. The Business Combination is further described in the definitive proxy statement/prospectus included in the registration statement on Form F-4 (File No. 333-296239) (the “Proxy Statement/Prospectus”), which the Securities and Exchange Commission (the “SEC”) declared effective on August 5, 2026.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the consummation of the Business Combination, the Registration Rights Agreement, dated as of January 7, 2026, by and among Bleichroeder, the Bleichroeder Sponsor 2 LLC (“Sponsor”) and certain other holders of Bleichroeder securities (the “Original Registration Rights Agreement”), was terminated in accordance with its terms. On the Closing Date, New Pasqal, the Sponsor and certain securityholders of Pasqal entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), pursuant to which, among other things, such parties were granted certain customary registration rights, on the terms and subject to the conditions therein, with respect to New Pasqal Shares that they hold following the Business Combination.

In addition, on the Closing Date, in connection with the consummation of the Business Combination, the Investment Management Trust Agreement, dated as of January 7, 2026, by and between Bleichroeder and Continental Stock Transfer & Trust Company, as trustee, pursuant to which the trustee invested the proceeds of Bleichroeder’s initial public offering in a trust account and held such funds in trust, was terminated in accordance with its terms following the distribution of the funds in Bleichroeder’s Trust Account.

In addition, on the Closing Date, New Pasqal, the Sponsor and certain securityholders of Pasqal entered into Lock-Up Agreements (the “Lock-Up Agreements”), pursuant to which such parties agreed to certain restrictions on the transfer of New Pasqal Shares held by them for a specified period following the Closing. In connection with the execution of the Lock-Up Agreements, the lock-up provisions in the Letter Agreement, dated as of January 7, 2026, by and among Bleichroeder, the Sponsor and certain officers and directors of Bleichroeder, were superseded and terminated in accordance with their terms.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, Bleichroeder notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Business Combination and requested that Nasdaq suspend trading in the units, Class A ordinary shares and redeemable warrants of Bleichroeder and file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of such securities from Nasdaq and their deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Bleichroeder intends to file a Form 15 with the SEC to deregister its securities under Section 12(g) of the Exchange Act and to suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act. In connection with the Business Combination, the New Pasqal Shares and New Pasqal Warrants are expected to begin trading on Nasdaq under the symbols “PSQL” and “PSQLW,” respectively.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Item 2.01, Item 3.01, and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of Bleichroeder occurred. Bleichroeder ceased to exist upon the Reincorporation Merger Effective Time, when Bleichroeder merged with and into Parent Merger Sub, with Parent Merger Sub surviving as the Parent Surviving Corporation, and Pasqal thereafter merged with and into the Parent Surviving Corporation by way of a merger by absorption, with the Parent Surviving Corporation continuing as the Surviving Corporation.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, effective upon the Reincorporation Merger Effective Time, each of Bleichroeder’s directors and officers resigned from his or her respective position with Bleichroeder. These resignations were not the result of any disagreement between Bleichroeder and such directors or officers on any matter relating to Bleichroeder’s operations, policies or practices. The directors and executive officers of New Pasqal are as described in the Proxy Statement/Prospectus filed with the SEC in connection with the Business Combination, as supplemented or updated by any subsequent filings made by New Pasqal with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 28, 2026, by and among Bleichroeder Acquisition Corp. II, Bleichroeder Acquisition 2 France and Pasqal Holding SAS (incorporated by reference to Exhibit 2.1 to Bleichroeder’s Current Report on Form 8-K filed with the SEC on March 5, 2026).
2.2	Amendment No. 1 to the Agreement and Plan of Merger and Assignment and Assumption Agreement, dated as of May 26, 2026, by and among Bleichroeder Acquisition Corp. II, Bleichroeder Acquisition France Merger Sub 2, Bleichroeder Acquisition 2 France and Pasqal Holding SAS (incorporated by reference to Exhibit 2.1 to Bleichroeder’s Current Report on Form 8-K filed with the SEC on May 26, 2026).
2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of June 25, 2026, by and among Bleichroeder Acquisition Corp. II, Bleichroeder Acquisition France Merger Sub 2, Bleichroeder Acquisition 2 France and Pasqal Holding SAS (incorporated by reference to Exhibit 2.1 to Bleichroeder’s Current Report on Form 8-K filed with the SEC on June 25, 2026).
2.4	Amendment No. 3 to the Agreement and Plan of Merger, dated as of July 22, 2026, by and among Bleichroeder Acquisition Corp. II, Bleichroeder Acquisition France Merger Sub 2 and Pasqal Holding SAS (incorporated by reference to Exhibit 2.1 to Bleichroeder’s Current Report on Form 8-K filed with the SEC on July 22, 2026).
99.1*	Press Release, dated August 27, 2026.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLEICHROEDER ACQUISITION CORP. II

Date: August 27, 2026	By:	/s/ Robert Folino
		Name:	Robert Folino
		Title:	Chief Financial Officer

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